Unaudited Condensed Consolidated Statements of Changes in Partners' Capital - USD ($) $ in Thousands	Total	General Partner	Common Unitholders	Preferred Unitholders
Balance at Dec. 31, 2016	$ 927,757	$ 16,685	$ 800,566	$ 110,506
Partnership's net income	22,072	320	16,202	5,550
Dividends declared and paid (Note 8)	(25,619)	(390)	(19,679)	(5,550)
Issuance of Partnership's units (Note 8)	4,993		4,993
Equity compensation expense (Note 9)	578		578
Balance at Jun. 30, 2017	929,781	16,615	802,660	110,506
Balance at Dec. 31, 2017	933,405	16,427	806,472	110,506
Partnership's net income	9,287	71	3,666	5,550
Dividends declared and paid (Note 8)	(26,300)	(390)	(20,360)	(5,550)
Equity compensation expense (Note 9)	466		466
Balance at Jun. 30, 2018	$ 916,858	$ 16,108	$ 790,244	$ 110,506